UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	February 9, 2022

Crown Crafts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(225) 647-9100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRWS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 9, 2022, Crown Crafts, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of fiscal year 2022, which ended December 26, 2021. A copy of that press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2022, the Company’s Board of Directors appointed Olivia W. Elliott to serve as the Company’s Chief Executive Officer, effective March 1, 2022. Ms. Elliott currently serves as the Company’s President and Chief Operating Officer, but will cease serving as Chief Operating Officer on such date. Effective March 1, 2022, Ms. Elliott’s salary will increase from $340,000 to $400,000 per annum. Other changes to Ms. Elliott’s compensatory arrangements with the Company in connection with her appointment have not yet been determined. For a description of Ms. Elliott’s current compensatory arrangements with the Company, including the terms of her employment agreement, see the “Executive Compensation” section of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 28, 2021, which description is incorporated herein by this reference.

Ms. Elliott, age 52, has been President and Chief Operating Officer of the Company since January 4, 2021. She joined the Company in 2001 as Treasurer and served as Chief Financial Officer from 2008 to 2020. Ms. Elliott began her career in public accounting in 1991 with Deloitte & Touche LLP, where she worked for more than three years, after which she worked for seven years in finance and treasury functions with two public companies.

Upon effectiveness of Ms. Elliott’s appointment as Chief Executive Officer, E. Randall Chestnut, who has served as the Company’s Chief Executive Officer since 2001, will no longer serve in such role but will continue to serve as Chairman of the Board.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1         Press Release dated February 9, 2022.

104         Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.

Date: February 9, 2022	/s/ Craig J. Demarest
CRAIG J. DEMAREST
Vice President and Chief Financial Officer